Exhibit 10.7

BETWEEN:

NATIONAL CAPITAL COMMISSION

AND:

VALIDIAN CORPORATION

COMMERCIAL LEASE

NATIONAL CAPITAL COMMISSION

202-40 Elgin Street

Ottawa, Ontario

K1F 1C7

PROPERTY NO.   340778

LEASE NO.                3191

COMMERCIAL LEASE

TABLE OF CONTENTS

ARTICLE I - DEMISE AND TERM

4

1.

DEMISE

4

2.

TERM

4

ARTICLE II - RENT AND ADDITIONAL CHARGES

4

1.

RENT

4

1.1

Base Rent

4

1.2

Additional Rent

5

1.3

Payment of Taxes, Operating Costs and Management Fee Based

upon Commission’s Estimates and Subject to Adjustments

5

1.4

Past Rent Due and Additional Charge

6

2. DEFINITION OF I.EASE YEAR

6

ARTICLE III - LESSEE’S COVENANTS

6

1.

RENT

6

2.

TAXES

6

2.1

Taxes Payable by the Commission

6

2.2

Taxes Payable by the Lessee

6

2.3

Business Taxes and other Taxes of the Lessee

6

2.4

Lessee’s Responsibility

6

3.

LESSEE’S PAYMENT OF OPERATING COSTS

8

3.2

Utilities, Heating. Ventilating and Air Conditioning and Commission Services

11

3.3

Charge far Utilities

12

3.4

Additional Services to Premises

13

4.

USE

13

5.

RELEASE AND INDEMNITY

13

A)

Release of the Commission

13

B)

Indemnification of Commission

14

C)

Commission’s Employees

14

6.

INSURANCE

15

7.

MAINTENANEE AND REPAIR

16

A)

Maintenance

16

B)

Plate glass

16

C)

Cleanliness

16

D)

Refuse

16

8.

INSPECTION AND REPAIR

16

9.

LESSEE’S OPERATIONS

17

10.

POWER INTERRUPTIONS

17

11.

ASSIGNMENT

17

A)

Assignment

17

B)

Remain Liable

18

C)

Corporate Assignment

18

12.

SURRENDER OF LEASED PREMISES

18

13.

DAMAGE AND DESTRUCTION

18

14.

WATERDAMAGE

IS

15.

COMPLIANCE W1TH LAWS

19

16.

AERIALS ETC

19

A)

Aerials

19

B)

Other devices

19

17.

DEFAULT

19

18.

IMPROVEMENTS

21

19.

SIGNAGE

22

20.

COMMISSION REPAIRS

22

21.

LEASEHOLD MORTGAGES

22

22.

OPTION TO RENEW

22

23.

RENTAL DEPOSIT

23

24.

SECURITY DEPOSIT

25

25.

OVERHOLDING

23

ARTICLE IV. GENERAL PROVISIONS

23

1.

NOTICE

23

2.

ENUREMENT

24

3.

NO PARTNERSHIP

24

4.

WAIVER

24

5.

PARAMOUNTCY OF FEDERAL AUTHORITY

24

6.

TIME OF THE ESSENCE

24

7.

SEVERAL LIABILITY

25

8.

MEMBERS OF HOUSE OF COMMONS NOT TO BENEFIT

25

9.

NO OFFER

25

10.

ENTIRE AGREEMENT

25

11.

DISPUTES

25

12.

FURTHER ASSURANCE

25

13.

CONFIDENTIALITY

25

14.

SEVERABILITY

26

15.

AMENDMENT OR MODIFICATIONS

26

16.

EXTENDED MEANINGS

26

17.

HEADINGS AND CAPTIONS

26

18.

CURRENCY

26

19.

UNAVOIDABI.E DELAY

26

ARTICLE V - COMMISSION’S COVENANTS

27

I.

QUIET ENJOYMENT

27

THIS LEASE dated as of the 14th day of April, 2004.

BETWEEN:

NATIONAL CAPITAL COMMISSION

(Hereinafter called the “Commission”)

-OF THE FIRST PART-

AND:

VALIDIAN CORPORATION

(Hereinafter called the “Lessee”)

-OF THE SECOND PART-

WITNESSETH THAT in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Lessee and the Commission, the Commission and the Lessee agree as follows:

ARTICLE I - DEMISE AND TERM

1. DEMISE

The Commission hereby leases unto the Lessee, a portion of the lands and premises, municipally known as 30 Metcalfe Street, containing approximately 5,576 per square foot of office space located on the 6th Floor, in the city of Ottawa.

(hereinafter called the “Leased Premises”).

2.

TERM

The Lessee shall have and hold the said Leased Premises for and during a term of two (2) years plus sixteen (16) days to be computed from the 15th day of April, 2004 and to be fully completed and ended on the 30th day of April, 2006.

(hereinafter called the “Term”).

ARTICLE II - RENT AND ADDITIONAL CIIARGES

1.

RENT

The Lessee hereby covenants with the Commission that the Lessee shall, during the Term, pay to the Commission, in lawful money of Canada without any deduction, defalcation or set-off whatsoever, except as provided in this Lease, the Rent hereby reserved.

1.1

Base Rent

For the Period of April 15, 2004 to April 30, 2004, the Lessee shall pay to the Commission a base rent in the amount of Three Thousand Six Hundred Sixty Six Dollars and Forty-One Cents ($3,666.41). Such payment to be made on the 15th day of April, 2004.

For the Period of May 1, 2004 to April 30, 2006, the Lessee shall pay to the Commission an annual base rent in the amount of Eighty Three Thousand Six Hundred Forty Dollars ($83,640.00). in equal monthly installments of Six Thousand Nine Hundred Seventy Dollars ($6,970.00) ($15.00 psf.). The first payment to he made on the 1st day of May, 2004, and thereafter, in advance on the first day of each calendar month during the remainder of the Term,

GST on all the above-mentioned Base Rent amounts is payable at the same time as set out above,

1.2

Additional Rent

Any sums, costs, expenses or other amounts from time to time due and payable by the Lessee to the Commission under the provisions of this Lease, including sums payable by way of indemnity and whether expressed to be rents or not (the ‘Additional Rent”) may, at the option of the Commission, he treated as and be deemed to be rent, in which event the Commission shall have all remedies for the collection of such sums when in arrears, as are available to the Commission for the collection of rent in arrears.

hereinafter called Base Rent, and Additional Rent shall be referred to collectively as “Rent”).

1.2.1

Property Taxes

The Lessee’s Proportionate Share of annual taxes is estimated to be Thirty Two Thousand Six Dollars and Twenty-Four Cents ($32,006.24) ($5.74 psf).

The Lessee shall pay to the Commission the sum of One Thousand Four Hundred Three Dollars ($1,403.00) for the period of April 15, 2004 to April 30, 2004 and the amount of Two Thousand Six Hundred Sixty Seven Dollars and Nineteen Cents ($2,667.19), for each and every month thereafter, commencing May 1, 2004.

1.2.2

Operating Costs

The Lessee’s Proportionate Share of Operating Costs is estimated to be Fifty Five Thousand Two Hundred Fifty Eight Dollars and Sixteen Cents ($55,258.16) ($9.9! psf).

The Lessee shall pay to the Commission the sum of Two Thousand Four Hundred Twenty Two Dollars and Twenty Eight Cents (52,422.28) for the period of April 1.5, 2004 to April 30, 2004 and the amount of Four Thousand Six Hundred Pour Dollars and Eighty Five Cents ($4,604.85), for each and every month thereafter, commencing May 1, 2004;

1.3

Payment of Taxes. Operating Costs and Management Fee Based Upon Commissions’ Estimates and Subject to Adjustment

1.3.1

Prior to the Commencement Date and the beginning of each Accounting Period thereafter, the Commission shall deliver to the Lessee a bona fide estimate of the Lessee’s Share of Taxes, its Proportionate Share of Operating Costs and the Management Fee for the appropriate Accounting Period and, without further notice, the Lessee shall pay to the Commission in monthly installments in advance one-twelfth (1/12) of such estimate simultaneously with the Lessee’s payments of Base Rent during such Accounting Period.

1.3.2

The Commission shall deliver to the Lessee within one hundred and fifty (150) days after the end of each Accounting Period a statement (the ‘Statement”) setting out (i) the total amount of Operating Costs and Taxes and (ii) the Lessee’s Share of Taxes and its Proportionate Share of Operating Costs which are payable by the Lessee for such Accounting Period. If the Lessee has paid less than a Statement specifies, the Lessee will pay the deficiency with the next monthly payment of Base rent. If the Lessee has paid more than a Statement specifies, the Commission will have the option to apply the excess in payment of amounts owing by the Lessee, apply the excess in reduction of future Rent due under this

Lease or refund the excess to the Lessee within reasonable time after delivery of the Statement.

1.3.3

If an Accounting Period is less than twelve (12) calendar months, the Lessee’s Share of Taxes and the Lessee’s Proportionate Share of Operating Costs will be adjusted on a per diem basis, based on three hundred sixty five (365) days.

1.3.4

The Lessee may claim a readjustment in respect of all or any of the Taxes, Operating Costs or the Management Fee for an Accounting Period only by giving written notice to the Commission within twelve (12) months after its receipt of the Statement in respect of that Accounting Period, which notice must specify the error of computation or allocation. In any event, the Lessee will pay the Rent in accordance with the Statement until the dispute is resolved.

1.4

Past Rent Due And Additional Charges

If the Lessee shall fail to pay, when the same is due and payable, any Rent or additional charges, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of One and a Half Percent (1 ½%) per month. Eighteen Percent (18%) per annum.

2.

DEFINITION OF LEASE YEAR

Lease Year means, in the case of the first Lease Year, the twelve (12) month period beginning May 1, 2004, and terminating on the last day of April, 2005. Each subsequent Lease Year shall mean the period of twelve consecutive months commencing on April l~ and terminating twelve (12) months thereafter or on the termination of this Lease, whichever is the earlier.

ARTICLE III- LESSEE’S COVENANTS

THE LESSEE COVENANTS WITH THE COMMISSION:

1.

RENT

The Lessee hereby covenants with the Commission that the Lessee shall, during the Term, pay to the Commission the Rent hereby reserved, in the manner herein stipulated. The Lessee further covenants and agrees that this covenant to pay Rent is an independent covenant, and that unless expressly provided to the contrary herein, the Lessee shall pay Rent without notice or demand, and without counterclaim, set-off, deduction, abatement, suspension, deferral, diminution or reduction, except as may be expressly provided in this Lease, and that the obligation to pay Rent under this Lease shall not be affected by any circumstance whatsoever, unless otherwise expressly provided in this Lease.

2.

TAXES

2.1

In this Lease:

“Taxes” means (i) all taxes, rates, levies , fees, duties, charges (including local improvement charges) and assessments whatsoever, imposed, assessed, levied, rated or charged by any lawful taxing authority against the Building or any part of it from time to time (including, but not limited to, the Common Elements), whether school, municipal, regional, provincial, federal or otherwise, and any taxes (including, without limitation, Business Taxes) or other amounts which are imposed in lieu of, or in addition, to, any of the foregoing, whether or not similar to or of the foregoing character, and whether or not in existence at the Commencement Date, and any taxes levied or assessed against the Commission, or the Owners on account of its or their ownership of or interest in the Building, but excluding taxes on the income or profits of the Commission or the Owners except to the extent they are levied in lieu of the foregoing, and (ii) the costs and expenses incurred for consultation, appraisal, legal and other fees and expenses to the extent they are incurred in an attempt to minimize, verity or reduce amounts mentioned in Article III Section 2.1(i); and

2.2.

“Business Taxes” means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, levied, imposed or assessed against any Person in respect of the use or occupancy of, or any business carried on, by the Lessee or other occupants of the Building, or against the Commission or Owners on account of its or their ownership of the Building or in respect of individual Leased Premises in the Building, or in respect of the leasehold improvements, equipment and facilities of the Lessee or other occupants on or in the Building or any part thereof or on the Commission or the Owners on account of its or their ownership of or interest in any of them.

2.3

Taxes Payable the Commission

The Commission, will, subject to Article III, Sections 2.4, 2.5 and 3, pay all Taxes but the Commission may defer such payment or compliance with applicable Laws in connection with the levying of Taxes to the fullest extent permitted by law so long as it pursues any contest or appeal of any such Taxes with reasonable diligence.

2.4

Taxes Payable by the Lessee

2.4.1

In each Accounting Period throughout the Term the Lessee will pay to the Commission the “Lessee’s Share of Taxes”, in the manner and at the time set out in Article II, Section 1.3.1. The Lessee’s Share of Taxes means the Lessee’s Proportionate Share of Taxes, subject however to Article III, Sections 2.4.2 and 2.5, or, at the Commission’s option in the event that the Premises are separately assessed, the Taxes which are separately assessed against the Premises.

2.4.2

The Commission shall be entitled but not obligated to allocate Taxes amongst categories of Leased Premises in the Building on the basis of such factors as the Commission determines to be relevant, such as, by way of example, the types of business or activity carried on therein, the locations in the Building, costs of construction, relative benefits derived by Leased Premises, relative assessment values, non-public school support designations, and vacancies. The Commission shall be entitled to adjust the Lessee’s Proportionate Share of Taxes having regard to the category in which the Lessee is placed by the Commission.

2.5

Business Taxes and other Taxes of the Lessee

The Lessee will pay, before delinquency, to the taxing authorities, or if payable by the Commission to the taxing authorities, then to the Commission, all Business Taxes for which a separate bill in respect of the Lessee or the Premises is issued by the taxing authorities in respect of the use of occupancy of, the business conducted on, or equipment or facilities within the Premises or owned by the Lessee or occupants of the Premises. If there is no such separate bill issued by the relevant authority in respect of a Business Tax, then Business Tax will be included in Taxes.

2.6

Lessee’s Responsibility

The Lessee will, (a) on the Commission’s request, promptly deliver to the Commission (i) receipts for payment of all Business Taxes payable by the Lessee; (ii) notices of any assessments for Taxes or Business Taxes or other assessments received by the Lessee that relate to the Premises or the Building; and (iii)

whatever other information relating to Taxes and Business Taxes the Commission reasonably requests from time to time; and (b) deliver to the Commission, at least ten (10) days before the last date for filing appeals, notice of any appeal or contest that the Lessee intends to institute with respect to Taxes or Business Taxes payable by the Lessee and obtain the prior written consent of the Commission for the appeal or contest which consent will not be unreasonably withheld. If the Lessee obtains the Commission’s consent the Lessee will (1) deliver to the Commission whatever security for the payment of the Taxes or Business Taxes the Commission reasonably requires; (2) promptly and diligently pursue the appeal or contest; and (3) keep the Commission informed on all aspects of it.

The Lessee will indemnify and save the Commission harmless from all losses, costs, charges and expenses arising from Taxes or Business Taxes as well as any taxes that are imposed in place of Taxes or Business Taxes or which are assessed against rentals payable under this Lease in place of Taxes or Business Taxes, whether against the Commission or the Lessee including, but not limited to, increases in Taxes or Business Taxes arising directly or indirectly out of an appeal or contest by the Lessee. The Lessee will deliver to the Commission any security for such an increase in Taxes or Business Taxes that the Commission reasonably requires.

3.

LESSEE’S PAYMENT OF OPERATING COSTS

3.1

To each Accounting Period throughout the Term the Lessee will pay to the Commission, in the manner and at the time set out in Article II, Section 1.3.1, its Proportionate Share of the costs and expenses of maintaining, operating, repairing and administering the Building (such costs and expenses referred to as “Operating Costs”), subject, however, to Article III, Sections 3.1.4. 3.1.5 and 3.1.6. Operating Costs will be calculated as if the Building were one hundred percent (100%) leased and occupied by Lessees of the Building.

3.1.1

Operating Costs include, but are not limited to, those listed below, none of which is to be a duplication of another cost or expense:

(i)

salaries, wages, pension plan contributions, contributions and premiums for unemployment insurance and workers compensation insurance, and similar premiums and contributions, fringe benefits, severance pay and termination payments paid to or with respect to all personnel, including management and other supervisory personnel, employed or retained to carry out the operation, management, cleaning, maintenance and repair of the Building;

(ii)

costs of policing, security, supervision, and traffic control;

(iii)

costs of cleaning, pest control, recycling, snow removal, garbage and waste collection and disposal and landscaping;

(iv)

costs of electricity, gas, lighting, fuel, water, steam, public utilities, loudspeakers, public address and musical broadcasting systems, energy conservation equipment and systems and telecommunications and information systems used in or serving the Common Elements, and, if the Commission elects to include them in Operating Costs in accordance with provisions identical or similar to Article III, Section 3.3.3 of this Lease, costs of electricity, water, fuel, power, steam and other utilities provided to Leased Premises in the Building in such quantities as the Commission reasonably determines constitutes normal use from time to time for Lessees in the Building;

(v)

to the extent not included in Taxes under Article III, Section 2.4.1 and provisions similar or identical to such provisions in leases of other Lessees of Leased Premises in the Building, the Business Taxes and other Taxes, if any, payable by the Commission or the Owners with respect to or reasonably allocated by the Commission to the Building other than Leased Premises located within it and costs incurred by the Commission in contesting, resisting. verifying or appealing any such Business Taxes or Taxes;

(vi)

Capital tax;

(vii)

rental costs of equipment and signs, and the cost (including rental) of building supplies and tools used in the maintenance, cleaning, repair and operation of the Building;

(viii)

auditing, accounting, legal and other professional and consulting fees and disbursements;

(ix)

costs of repairs (including major repairs) and replacements to the Building (except for repairs or replacements of inherent structural defects or weaknesses) and costs (including repair or replacement) of the maintenance, cleaning and operating equipment, master utility meters and all other fixtures, equipment and facilities that are part of the Common Elements (including, without limitation, fixtures, equipment and facilities made or added for the greater comfort or convenience of the public or the Lessees);

(x)

depreciation or amortization of the costs referred to in Article III, Section 3.l.t(ix) unless they are under Article III, Section 3.1.1(ix) charged fully in the Accounting Period in which they are incurred, all in accordance with mates and for periods determined by the Commission from time to time in accordance with accepted practices in the commercial real estate industry, but the Commission shall be entitled to charge the remaining undepreciated or unamortized balance of any of the foregoing costs of repairs and replacements over one or more Accounting Periods as determined by the Commission;

(xi)

interest calculated on the unamortized or undepreciated part of the costs referred to in Article III, Section 3.1.l(x), calculated monthly, from the date on which the relevant costs were incurred, at an annual rate of interest that is designated by the Commission from time to lime; and

(xii)

the fair market rental value of premises and storage areas in or on the Building used by the Commission or by its Property Manager in connection with the maintenance, repair, operation, administration and management of the Building (having regard to base rent and additional rent (including, without limitation, Operating Costs, Taxes and utilities being charged for similar space).

3.1.2

the following costs and expenses will not be included in the calculation of Operating Costs:

aa)

initial capital costs of constructing the Building;

bb)

ground rent (if any), depreciation and amortization (except as otherwise specifically set out in this Lease), and interest on any capital retirement of debt affecting all or any part of the Building;

cc)

costs incurred by the Commission in leasing and preparing Leased Premises in the Building for lease, including brokerage commissions, legal costs, advertising costs and Lessee inducement or allowance payments; and

dd)

the cost of any additional service provided to the Lessee pursuant to Article HI, Section 3.4 of this Lease or to other Lessees of the Building pursuant to lease provisions similar or identical to such provision.

3.1.3

From the total of the costs referred to in Article III, Section 3.1.1(i) to (xii) (inclusive) there is deducted:

(a)

net recoveries that reduce the expenses incurred by the Commission in operating and maintaining the Building and the Common Elements which are received by the Commission from Lessees as a result of any act, omission, default or negligence of Lessees or as the result of breaches by Lessees of the provisions on their leases (but not recoveries from Lessees under clauses similar to Article III, Section 3;

(b)

net proceeds from insurance policies taken out by the Commission, but only to the extent that such proceeds represent recoveries on account of costs which were previously included in Operating Costs; and

(c)

contributions, if any, to the total cost of operating and maintaining the Common Elements made by owners or occupants of neighboring properties and others who benefit from the use of the Common Elements.

3.1.4

If the Building is comprised of different categories of Leased Premises, the Commission shall be entitled but not obligated to allocate Operating Costs among the various categories on the basis of such factors as the Commission determines to be relevant, such as by way of example, the relative uses of each category and the benefits derived by them. In such event, the Commission shall be entitled -to adjust the Lessee’s Proportionate Share of Operating Costs having regard to the category in which the Premises is included -

3.1.5

Notwithstanding Article III, Section 3.1:

(i)

if any service which is normally provided by the Commission to some Lessees of the Building in their Leased Premises is not provided by the Commission to the Lessee under the specific terms of this lease, or to a lesser extent than avenge, then in determining the Lessee’s Proportionate Share of Operating Costs the cost of such service (except as it relates to the Common Elements) shall be excluded or reduced, as appropriate; and

(ii)

if any service which is normally provided by the Commission to some Lessees of the Building in their Leased Premises is provided by the Commission to the Lessee but not to all Lessees of Leased Premises in the Building or is provided by the Commission to the Lessee to a greater extent than average, then in determining the Lessee’s Proportionate Share of Operating Costs, the cost of such service shall be attributed by the Commission to the Leased Premises to which such service is provided and according to the extent to which it is provided.

3.1.6

If any facilities, services, system or utilities:

(i)

for the operation, repair, maintenance, administration or management of the Building are provided from another building or other buildings owned or operated by the Commission or agent: or

(ii)

for the operation, repair maintenance, administration or management of another building or other buildings owned or operated by the Commission or agent are provided from the Building, then the costs, charges and expenses therefore shall be allocated by the Commission between the Building and the other building or buildings on a fair and equitable basis and the amount so allocated to the Building sb-all be included in Operating Costs.

3.2

Utilities, Heating, Ventilating and Air-Conditioning and Commission Services

3.2.1

In accordance with the Operation Standard, the Commission shall provide:

(i)

heat, ventilating and air-conditioning by means of the HVAC System during Business Hours to the Premises and to those Common Elements requiring such services as designated by the Commission to maintain a temperature adequate for normal occupancy;

(ii)

the use of the electricity, water, fuel, power, steam and other utilities (the “Utilities”) serving the Building in nominal quantities as are generally made available to other Lessees of the Building by the Commission together with Utilities for those Common Elements requiring such Utilities as designated by the Commission;

(iii)

necessary supplies in public washrooms sufficient for normal use by Lessees in the Building;

(iv)

janitorial services to the Building (including the Premises, it being agreed to by the Lessee that it will not arrange for its own janitorial services to the Premises) as reasonably required to keep same in a clean condition and interior and exterior window washing, at reasonable intervals, provided that all curtains, carpets, rugs, drapes or window coverings shall be cleaned and maintained by the Lessee. The Lessee will permit access to the Premises necessary for the performance of the janitorial services; and

(v)

subject to the Rules and Regulations, elevator service in the Building during Business Hours.

3.2.2

The Commission shall have the exclusive right to replace bulbs, tubes and ballasts (collectively the “Bulbs”) in the lighting system in the Premises, on either an individual or a group basis. The cost of such replacement will be paid by the Lessee upon demand, or where the replacement involves Building standard Bulbs, the Commission may, at its option, include the cost of replacing such Bulbs in the Premises and in other Leased Premises in the Building in the Operating Costs of the Building. The Commission may request that the Lessee replace non-building standard Bulbs in the Premises;

3.2.3

The Commission is not liable for interruption or cessation of, or failure in, the supply of any Utilities, services or systems in, to or serving the Building or the Premises, whether they are supplied by the Commission or by others and whether or not the interruption or cessation is caused by the Commission’s negligence, nor will the Commission be liable for any act or omission of any Person employed or engaged by the Commission or its Property Manager to provide the services set out in Article III, Section 3.2.1(iv).

3.2.4

The following provisions apply with respect to the Lessee’s use of and obligations with respect to the HVAC System:

(i)

The Lessee shall not, without the Commission’s prior written consent, install equipment in the Premises which would affect the temperature otherwise maintained in the Premises by the ED/AC System as normally operated. The Commission, acting reasonably, may direct the Lessee to install supplementary air-conditioning units, facilities or services in the Premises, as may in the Commission’s reasonable opinion be required to (1) maintain proper temperature levels in the Building and the Premises, or (2) ensure that the ED/AC System continues to operate efficiently, and the Lessee shall do so as soon as is reasonably possible failing which the Commission may install them and the Lessee shall pay to the Commission, on demand, the costs thereof together with fifteen percent (15%) of such costs for the Commission’s overhead. The maintenance, repair and replacement of all such supplementary air-conditioning units, facilities, or services in the Premises will he performed by the Commission at the Lessee’s expense or, at the Commission’s option, by the Lessee;

(ii)

the interior layout or partitioning of the Premises shall be modified by the Lessee, if necessary, in accordance with the reasonable requirements of the Commission to secure maximum efficiency of the HVAC System servicing the Premises. The Lessee shall comply with the Commission’s reasonable requests and directions pertaining to the operation and regulation of those portions of the HVAC System within and serving the Premises, failing which the Commission shall be entitled to take such steps as it deems advisable including, without limitation, entering upon the Premises and taking the necessary corrective action, and the Lessee will pay to the Commission, on demand as Additional Rent, all costs incurred by the Commission in so doing together with a sum equal to fifteen percent (15%) of such costs for the Commission’s overhead; and

(iii)

the Lessee will ensure that all heating, ventilation and air-conditioning vents, ducts and units in the Premises are kept free from obstructions at all times and will comply with the Commission’s directions with respect to the Commission’s required clearance, if any, between such vents and units and any furniture or other article or fixture located in the Premises.

3.3

Charges for Utilities

3.3.1

if there are separate meters in the Premises which permit direct payment of Utilities to the supplier of such Utilities, then the Lessee will pay for all utilities consumed in the Premises directly to such suppliers.

3.3.2

if Utilities are not so separately metered in the Premises, the cost to the Lessee of such Utilities to the Premises which constitutes normal use for other Lessees in the Balding, as determined by the Commission, acting reasonably, will, at the Commission’s option, form part of Operating Costs or be paid by the Lessee to the Commission in equal consecutive monthly installments in advance simultaneously with the Lessee’s payment of Base Rent based upon estimates of the Commission and subject to final adjustment within a reasonable time after the period for which the estimate has been made.

3.3.3

If the Commission reasonably determines that the Lessee is consuming disproportionate quantities of any Utility in excess of typical consumption of that Utility by other Lessees in the Building, then the Commission may install, at the Lessee’s expense, separate check meters or other measuring devices in the Premises or elsewhere and may use an Expert to assist it in determining the cost of such Utilities. All costs incurred by the Commission in providing such excess quantity of the Utility (including all costs incurred in making the allocation) will be paid for by the Lessee in accordance with Article III, Section 3.4.1.

3.4

Additional Services to the Premises

If from time to time requested in writing by the Lessee and to the extent that it is reasonably able to do so, the Commission shall provide in the Premises services in addition to those set out in Article Ill, Section 3.2.1, provided that the Lessee shall pay to the Commission, upon demand, the costs of those additional services at such reasonable rates as the Commission may from time to time establish. Without limiting the generality of the foregoing, such services shall include:

3.4.1

services performed at the Lessee’s request including, without limitation, heating, ventilating and air-conditioning services outside Business Hours, excess quantities of Utilities, maintenance, repair, special janitorial or cleaning services and construction of Leasehold Improvements after the Commencement Date.

3.4.2

services provided at the Commission’s reasonable discretion including, without limitation, supervising and approving any Premises Work performed pursuant to Article III, Section 18 and supervising the movement of furniture, equipment, freight and supplies for the Lessee; and

3.4.3

performance by the Commission on behalf of the Lessee of any of the Lessee’s obligations set out in this Lease which the Lessee fails to perform, provided that nothing herein shall obligate the Commission to perform any such obligations.

4. USE

The Leased Premises shall be used only for the purpose of general office use. No other use can be made of the Leased Premises without the prior written consent of the Commission, which consent may be arbitrarily withheld. Without limiting the generality of the foregoing, the Lessee shall not permit any of the following practices to be carried on, in, or about the Leased Premises or any part thereof:

(i)

storage or office purposes other than such areas as are approved therefore by the Commission and as may be auxiliary to the use of the Leased Premises for the purposes of the Use;

(ii)

sleeping, apartment, or lodging rooms;

(iii)

any unlawful purposes; and

(iv)

any activity which is a nuisance or which damages the Leased Premises.

The Lessee shall not permit any business to be operated in, on, or from the Leased Premises by any subtenant, concessionaire, licensee or others without the prior written consent of the Commission.

5.

RELEASE AND INDEMNITY

A)

Release of the Commission

The Lessee agrees that the Commission and those for whom the Commission is, in law responsible, shall not be liable to any extent for any personal injury or death of, or loss or damage to any property belonging to the Lessee or its employees, invitees or licensees or any other person in, on or about the Leased

Premises unless resulting from the actual gross negligence of the Commission f7ut only to the extent of such actual gross negligence) or unless resulting from a breach of the obligations of the Commission under this Lease. In addition, in no event shall the Commission be liable for:

i)

any damage which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Leased Premises or from the pipes of plumbing works, including the sprinkler system, thereof, or from any other place or quarter, or for any damage caused by or attributable to the condition or arrangement of any electrical or other wiring or of sprinkler heads, or for any damage caused by anything done or omitted by any other person.

ii)

any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by the Commission to perform janitorial services, security services, supervision or any other work in or about the Leased Premises;

iii)

loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuable of the Lessee;

iv)

indirect or consequential loss or damage suffered by the Lessee; or

v)

claims, liabilities, loss or damage for which the Lessee is required to carry insurance.

B)

Indemnification of Commission

Both during and after the Term, the Lessee shall and does hereby indemnify and save harmless the Commission, its successors and assigns, and all of its and their servants, agents, employees, contractors and persons for whom they are in law responsible, in respect of any and all actions, cause of actions, suits, debts, costs (including all legal fees and disbursements on a solicitor and client basis), expenses, claims or demands whatsoever, at law or in equity, arising from:

(i)

any breach, violation, non-observance or non-performance of any covenant, obligation or agreement of the Lessee under this Lease; or

(ii)

injury to or death of any person or damage to property occurring on the Leased Premises; or

(iii)

any act or omission of the Lessee or its employees, servants, agents, contractors or any other person for whom the Lessee is responsible in law; or

(v)

any loss or damage caused at any time during the Term by any of the perils against which the Lessee shall have insured or is under an obligation hereunder to insure, whether or not the loss or damage arises out of the negligence of the Commission.

C)

Commission’s Employees

It is agreed that every indemnity, release and exclusion of liability in favour of subrogation contained for the benefit of the Commission in this Lease or in any insurance policy required to be maintained by the Lessee hereunder, or otherwise maintained by the Lessee, shall extend to and benefit all of the Commission’s servants, agents, employees, contractors and other persons for whom the Commission is in law responsible and solely for such purpose.  And to the extent that the Commission expressly chooses to enforce the benefits of this Article III Section 6C for such persons, it is agreed that the Commission is the agent or trustee for such persons.

6.

INSURANCE

A)

The Lessee shall forthwith, at its expense, effect and shall keep in force during the Term of this Lease insurance protecting both the Commission and itself and naming the Commission as an additional insured against claims for personal injury, death, property damage, or third party or public liability claims arising from any accident or occurrence upon or in the Leased Premises from any cause, to an amount of not less than Two Million Dollars ($2,000,000) for personal injury or death to any one person in respect of any one accident or occurrence and, to the limit of not less than Five Million Dollars ($5,000,000) in respect of any one accident or occurrence involving two or more persons and to the limit of not less than Two Million Dollars ($2,000,000) for property damage in respect of any one accident or occurrence.

B)

The Lessee shall insure and keep insured to its own requirements (with a minimum coverage for fire with extended coverage endorsement) all its own trade and Lessee’s fixtures, installations, stock-in-trade merchandise, furniture, equipment and supplies, and the Commission will not be liable for any damages to same for any reason whatsoever, the Lessee hereby waiving any such claims.

C)

If any insurance policy shall be cancelled or shall be threatened by the insurer to be cancelled, or the coverage thereunder reduced in any way by the insurer by reason of the use and occupation of the Leased Premises or any part thereof by the Lessee or by any assignee or subtenant of the Lessee, or by anyone permitted by the Lessee to be upon the Leased Premises, and if the Lessee fails to remedy the condition giving rise to cancellation, threatened cancellation, reduction or threatened reduction of coverage within twenty-four (24) hours after notice thereof by the Commission, the Commission may enter upon the Leased Premises and remedy the condition giving rise to such cancellation or reduction or threatened cancellation or reduction and the Lessee shall forthwith pay the cost thereof to the Commission, which cost may be collected by the Commission in the same manner as Rent and the Commission shall not be liable for any damage or injury caused to any property of the Lessee or of others located on the Leased Premises as a result of such re-entry.

D)

Waiver of Subrogation

All insurance policies written on behalf of the Lessee shall contain a waiver of any subrogation rights which the Lessee’s insurer’s may have against the Commission, its employees, officers and directors, and against those for whom the Commission is, in law, responsible, whether any such property damage is caused by the act, omission or negligence of the Commission, its employees, officers and directors, or by those for whom the Commission is responsible in law.

E)

The Lessee shall, upon the request of the Commission, deliver to the Commission a certified copy or certified copies of the said policies or Certificates of Insurance, which said policies or Certificates of Insurance shall contain clauses or endorsements prohibiting their cancellation or reduction in coverage or alteration, with respect to the limits outlined in Article III, Clause 6(A). in any way without at least fifteen (15) days written notice of such cancellation, reduction, or alteration being given to the Commission by registered mall or by hand and each policy of insurance written on behalf of the Lessee shall contain a waiver of any subrogation rights which the Lessee’s insurers may have against the Commission and against those for whom the Commission is, in law, responsible whether any such damage is caused by the act, omission or negligence of the Commission or by those for whom the Commission is, in law, responsible.

F)

The Lessee shall provide the Commission from time to time as the Commission may require evidence that the premiums on any policy or policies have been paid and that such insurance is in force during the Term of the Lease hereby created.

G)

in the event that the Lessee shall fail to perform its obligations of providing such insurance coverage referred to herein, the Commission may (but shall not be obligated to), from time to time in its discretion, perform or cause to be performed any of such covenants or obligations, or any part thereof, and charge the cost of same to the Lessee.

7.

MAINTENANCE AND REPAIR

A)

Maintenance

The Lessee shall, at its own cost and expense, maintain the Leased Premises in such good order and condition as would a careful and prudent owner thereof and in accordance with any applicable law. Without limiting the generality of the foregoing, the Lessee shall perform at its expense all repairs and replacements required from time to time, to plate glass and electrical systems serving the Leased Premises exclusively. The Commission shall perform, or cause to be performed, all repairs and replacements to structural, mechanical or electrical systems servicing the Building. The Lessee acknowledges and agrees that the Commission shall not be obliged to bear the cost of making such repairs or furnishing such replacements, in or to the Building, such costs comprising, subject to the provisions of this Lease, part of the Operating Costs. The Lessee further covenants and agrees that it shall not call upon the Commission at any time to make any alterations, changes, substitutions, or improvements to the Building or Leased Premises, whether structural or otherwise.

B)

Plate glass

The Lessee shall be responsible for any breakage or damage to any glass or plate glass in and about the Leased Premises, from whatever cause, and in the event of any such damage or breakage, the Lessee shall forthwith repair or replace same at its own expense.

C)

Cleanliness

The Lessee will regularly keep the Leased Premises clean and in good repair and condition as herein provided and that it will immediately on the expiration or termination of this Lease, remove all rubbish from the Leased Premises and in the event of its neglecting or refusing to do so the Commission may, on giving to the Lessee one (1) day’s notice in writing, have the said rubbish removed or carted away and collect the cost thereof forthwith as Rent from the said Lessee.

D)

Refuse

The Lessee will provide, at its sole cost and expense, for the proper and adequate collection and disposal of all garbage and refuse from the Leased Premises on a daily basis, as would a reasonably prudent owner of similar premises.

8.

INSPECTION AND REPAIR

The Lessee will permit the Commission or its agents to enter upon the Leased Premises and view the state of repair and that it will perform at its own expense any repairs requested by the Commission, after giving the Lessee Forty Eight (48) hours prior written notice, except in the event of an emergency, in which no notice shall be required, which are the obligation of the Lessee. The Commission may, in the event of the Lessee refusing or neglecting to repair after being called upon so to do, enter upon the Leased Premises and execute such repairs and recover the cost thereof as rent from the Lessee.

9.

LESSEE’S OPERATIONS

The Lessee will operate and conduct its operation in the Leased Premises in a good and business-like manner so as to comply with all requirements of health authorities and of Provincial, Municipal and Federal authorities and using good management practices and in this regard, the Lessee shall:

(i)

maintain, renew and replace the Lessee’s fixtures in or on the Leased Premises so that they shall be suitable for the operation of the Lessee’s business;

(ii)

continuously, actively and diligently operate its business in an up-to-date, first class and reputable manner befitting a facility of the nature of the Leased Premises;

(iii)

be open for business during the regular customary days and hours for such type of business in the trade area where the Leased Premises are located, provided further that, with the Commission’s approval, the Lessee may remain open for such additional hours as it deems desirable provided, however, that such additional hours are not prohibited by law. The Lessee shall not carry on or permit any business practice which, whether through advertising, selling procedures or otherwise, may harm the Leased Premises or reputation of the Commission or reflect unfavorably on the Leased Premises or the Commission or which may confuse, mislead or deceive the public, in the Commission’s sole discretion;

(iv)

maintain on the Leased Premises an adequate staff of employees to provide service to the public in both official languages of Canada; and

(vi)

all signs and promotional material and any promotional materials shall be in both official languages of Canada.

10.

POWER INTERRUPTIONS

In no way shall the Commission be responsible to the Lessee for providing any electricity, water or services to the Leased Premises or for any damages for an interruption or failure in the supply of any such utilities or services.

11.

ASSIGNMENT

A)

Assignment

The Lessee will not assign this Lease or sublet the whole or any part of the Premises without the prior written consent of the Commission, which consent shall not be unreasonably withheld, provided that:

(i)

the Lessee is not and has not habitually been in default of any of the terms of the Lease;

(ii)

the proposed assignee or subtenant (together the Transferee”) enters into an agreement in a form satisfactory to the Commission and covenants to undertake the obligations of the Lessee hereunder;

(iii)

the proposed Transferee is financially capable of assuming the obligations of the Lessee contained in this Lease.

B)

Remain Liable

In the event that said assignment or sublet is approved by the Commission, the Lessee shall remain jointly and severally liable for the performance of all covenants of the Lessee under this Lease, including but not restricted to, the covenant to pay Rent.

C)

Corporate Assignment

In the event the Lease is assigned to a corporate body, then, for the purposes of Article III, Section 12. any subsequent sale or other disposition of whatsoever nature and kind or any issue of shares, merger or statutory amalgamation resulting in a change in the beneficial ownership, whether directly or indirectly, of the shares of the Lessee (the Change in Control”), shall be deemed to be an assignment of this Lease, The Lessee shall make available to the Commission, all corporate books and records of the Lessee for inspection in order to ascertain whether there has in fact been a Change of Control.

12.

SURRENDER OF LEASED PREMISES

A)

Upon the expiration or early termination of this Lease, the Lessee will peaceably yield up to the Commission the Leased Premises together with all improvements made to the Leased Premises in good repair and condition, reasonable wear and tear only excepted.

B)

The Lessee covenants and agrees not to make any claim for, nor will the Commission be responsible for, any loss, damage, or business disturbances occasioned by the termination of this Lease or for any compensation for any improvements made to the Leased Premises.

13.

DAMAGE AND DESTRUCTION

If and whenever the Leased Premises or any part thereof shall be damaged by fire or other cause to such an extent that the Leased Premises shall not, in the opinion of the Commission, be capable with due diligence of being repaired, restored or rebuilt within a period of one hundred and eighty (180) days after the occurrence of such damage or if the Commission decides that it will not rebuild the Leased Premises, the Commission may terminate this Lease upon thirty (30) days notice given within forty-five (45) days after the occurrence of such damage and the Lessee shall thereupon immediately surrender the Leased Premises and this Lease to the Commission and Rent shall be apportioned to the date of such termination, unless the Leased Premises shall also have been damaged to the extent of rendering them completely unsuitable for the purpose for which they were leased in which event Rent shall be apportioned to the date of such damage. If the damage is such that the Leased Premises can be partially used by the Lessee, the Rent payable hereunder shall abate in proportion to the nature and extent of the damage from the time of the occurrence thereof until the completion of such repairs to the Leased Premises by the Commission. TI the Commission does not elect to terminate this Lease as aforesaid, then the Commission shall proceed with due diligence to repair the Building and/or Leased Premises and upon completion of such repairs by the Commission the Rent shall recommence fifteen (15) days after such completion or at the re-opening of the Leased Premises for business, whichever shall first occur.

14.

WATER DAMAGE

The Commission shall not be liable for any damage caused by water from breakage of or leakage from plumbing, heating or cooking apparatus in any part of the Leased Premises or any other premises in the same building, or from the leakage through the roof, wells or foundation and in addition shall not be liable for any damage that may he caused by the other occupants of the same building, the Lessee hereby waiving all of the above claims.

15.

COMPLIANCE WITH LAWS

The Lessee shall, without cost or expense to the Commission, observe and fulfill the provisions and requirements of all Statutes, Orders-in-Council, Orders, By-laws, Municipal. Provincial or Federal Rules and Regulations, including the Municipal and Federal Commissions affecting the Lessee’s occupancy and/or use of the Leased Premises or any part thereof; and upon request being made or notice being given by the official charged with the enforcement of the said provisions and requirements to the Lessee or to the Commission requiring performance or in respect of any non-performance or infraction of any such provisions and requirements, the Lessee shall immediately comply with any lawful demand contained in such request or notice, and in default thereof the Commission may, at its option, terminate this Lease or procure to be done any work necessary to comply therewith and may charge the cost thereof against the Lessee and shall have, the same right to recover the money so paid as of the same were arrears of Rent reserved hereby in respect of the said Leased Premises.

16.

AERIALS ETC.

A)

Aerials

No aerial shall be erected on the roof or exterior walls of the Leased Premises without the prior written consent of the Commission.  The noise level should not cause nuisance to other lessees in the Building.

B)

Other devices

No loudspeakers, television, phonographs, radios or other devices shall be used in a manner so as to be materially heard or seen outside of the Leased Premises without the prior written consent of the Commission.

17.

DEFAULT

If the Lessee:

(i)

defaults in the payment of Rent and such default continues for ten (10) days after the Commission has given notice thereof to the Lessee;

(ii)

fails to keep, perform or observe any of the covenants, agreements, conditions or provisions contained in this Lease on the part of the Lessee lobe kept, performed or observed (other than as provided for in (i) above) and such failure shall continue for, or shall not be remedied within the period of thirty (30) days after notice of such failure is given to the Lessee or, in the event such failure cannot reasonably be remedied within such thirty (30) day period then, such longer period after notice of such default is given to the Lessee as would reasonably be required to remedy such default, proceeding diligently, provided that within such thirty (30) day period the Lessee commences remedying the default and thereafter diligently proceeds to complete the remedying of the default and, at the request of the Commission from to time to time, provides the Commission with reasonable evidence satisfactory to the Commission as to the steps being taken by the Lessee toward remedying the default;

(iii) suffers an Event of Insolvency, which, for the purposes of this Lease shall mean:

a)

the Lessee institutes any proceeding or takes any corporate action or executes any agreement to authorize its participation in or commencement of any proceeding, or any proceeding is commenced against it which remains outstanding, undismissed and unstayed more than thirty (30) days from its institution:

i)

seeking to adjudicate it a bankrupt or insolvent;

ii)

seeking liquidation, dissolution, winding up, reorganization, arrangement, protection, relief or composition of it or any of its property or debt, or making a proposal with respect to it under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or other similar laws (including, without limitation, any application under the Companies Creditors Arrangement Act (Canada) or any reorganization, arrangement or compromise of debt under the laws of the jurisdiction of incorporation of such Person); or

iii)

seeking to amalgamate or merge it with any other entity without prior written consent of the Commission; or

iv)

seeking the appointment of a receiver, trustee, agent, custodian or other similar official for it or for any substantial part of its properties and assets; or

b)

a creditor has privately appointed a receiver, trustee or similar official for any substantial part of the Lessee’s properties and assets; or

c)

an execution, distress or other enforcement process, whether by court order or otherwise, becomes enforceable against a substantial part of the Lessee’s property or assets;

iv)

purports to make any transfer or assignment of this Lease other than in compliance with the terms of this Lease;

then the full amount of the current months Rent, together with the next three (3) months’ installments of Rent, shall immediately become due and payable as accelerated Rent and the Commission shall have the following rights and remedies, which are cumulative and not alternative, and are in addition to and not in substitution for any rights or remedies that the Commission may have pursuant to applicable law:

(i)

to terminate this Lease in whole or in part by five (5) days notice in writing to the Lessee;

ii)

to enter the Leased Premises as agent of the Lessee and to re-let the Leased Premises, or any part or parts thereof, for whatever term, and on such terms and conditions as the Commission in its discretion may determine, and to receive the rent therefore, and as agent of the Lessee, to take possession of any property of the Lessee in the Leased Premises, to store such property at the expense and risk of the Lessee, to re-let such property or to sell or otherwise dispose of such property in such manner as the Commission may see fit, without notice to the Lessee;

(iii)

to make alterations to the Leased Premises to facilitate their re-letting;

(iv)

to apply the proceeds of any re-letting of the Leased Premises or sale of the Lessee’s property:

a)

first to the payment of any expenses incurred by the Commission with respect to such re-letting;

b)

second to the payment of any indebtedness of the Lessee to the Commission other than Rent in arrears;

c)

third to the payment of Rent in arrears;

d)

fourth to the payment of any accrued interest on amounts in arrears; with the residue to held by the Commission and applied in payment of future rent as it becomes due and payable. The Lessee shall remain liable for any deficiency to the Commission;

(v)

to remedy or attempt to remedy any default of the Lessee under this Lease for the account of the Lessee and to enter upon the Leased Premises for such purposes without such actions constituting re-entry or termination. The Commission shall not be liable to the Lessee for any loss, injury or damage caused by acts of the Commission in remedying or attempting to remedy such default and the Lessee shall pay to the Commission all expenses incurred by the Commission in connection with remedying or attempting to remedy such default, together with all of the Commission’s reasonable administrative expenses; and

(vi)

to recover from the Lessee all damages and expenses incurred by the Commission as a result of any breach by the Lessee including, if the Commission terminates this Lease, any deficiency between those amounts which would have been payable by the Lessee for the portion of the Term following such termination and the net amounts actually received by the Commission during such period of time with respect to the Leased Premises.

18.

IMPROVEMENTS

A)

The Lessee shall not make any alterations or improvements whatsoever upon the said Leased Premises without the prior written consent of the Commission, such consent not be unreasonably withheld or delayed. Any alterations or improvements shall, at the end of the Term, become the property of the Commission without payment being made therefore, provided, nevertheless, that the Commission, at its option, may, at the end of the Term require the Lessee to remove any such alterations and put the Leased Premises in the same structural condition as at the commencement of this Lease, reasonable wear and tear excepted, and provided that the Lessee may remove his trade fixtures and equipment not affixed to the Leased Premises provided he can do so without damaging the Leased Premises. All such alterations improvements and interior renovations shall be carried out at the sole cost of the Lessee.

B)

At any time during the Term, the Lessee shall, subject to obtaining the prior written approval of the plans by the Commission and such other permits or approvals that may he required by applicable la’v, have the right to make, at its own expense, such alterations and improvements to the Leased Premises as the Lessee may deem advisable; provided that no such alteration or improvement shall reduce the value of the Leased Premises or impair the safety of the structural, mechanical and electrical systems servicing the Leased Premises.

C)

Before requesting the Commission’s approval, the Lessee shall submit, in duplicate, to the Commission detailed drawings, elevations, specifications (including materials to be used and colors), location, cost estimates and proposed construction schedule of the proposed alterations or improvements and evidence that construction of the alterations is economically feasible and that the Lessee has the required funds to complete the alterations or improvements. Any alterations and improvements which are strictly interior or are minor changes to the Leased Premises will not be subject to the Commission’s approval. The Lessee shall deliver to the Commission copies of all tender documentation, construction documents and permit applications for any improvements or alterations on or before issuing the said documents.

D)

The Commission, its architects, agents and employees, may enter the Leased Premises at all reasonable times on reasonable notice during construction of all replacements, alterations, additions, changes, substitutions or improvements thereto for the purpose of inspection and ascertaining whether the work conforms with the approved drawings and plans and the stipulations contained in them and to protect the Commission’s interest.

E)

It is understood and agreed that, whenever in this Lease any plans and/or drawings are subject to the approval of the Commission, or the Commission has the right to inspect the Commission’s review and approval of such plans and/or drawings, any inspection is not for regulatory or technical purposes and is only to protect its interest as Commission. In addition, the Commission, in approving any plans and/or drawings or carrying out any inspections, is not making any representations, nor is the Commission undertaking any responsibility of an engineering, architectural or any nature whatsoever, in respect of the improvements contemplated thereby, the Lessee hereby assuming all such liability and risk. The Lessee hereby covenants to hold the Commission harmless in respect of all claims, demands, expenses, and costs made or advanced against the Commission having reviewed and approved any plans and/or any drawings and/or carried out any inspections, in respect of the improvements contemplated thereby.

19.

SIGNAGE

All signage of the Lessee affixed to the exterior of the Leased Premises and any window signage visible to the passing public, must be in both official languages of Canada and all such signage shall be submitted to the Commission for its written approval prior to erection. All signage, including construction hoarding and signage identifying a construction or a reconstruction project, must receive the prior approval in writing of the Commission. Approval of window displays or messages relating to such displays is not required.

29.

COMMISSION REPAIRS

The Lessee agrees that the Commission may, at its sole discretion, make any alterations or improvements to the exterior of the Building, including structural changes for the erection or removal of signs, without the consent of the Lessee. The Lessee further agrees that if the Commission shall undertake to make such alterations or improvements, the Lessee will not look to the Commission for compensation for business loss or any other claim of any nature or kind whatsoever, the Lessee hereby waiving any such claim.

21.

LEASEHOLD MORTGAGES

If the Lessee mortgages its interest in the Lease, the Lessee covenants and agrees that it will obtain from the mortgagee an undertaking and a covenant that in the event of default under the terms of the mortgage that the mortgagee who, in this event, would stand in the place of the Lessee, shall use the Leased Premises for the use set out as herein and shall not sublet or assign to any other person or corporation without the consent of the Commission to such assignee or subtenant and as to the use of the Leased Premises and further, the said Lessee will obtain an undertaking from the mortgagee to withhold, during the construction of renovations, a holdback provided for under the Construction Lien Act in the Province of Ontario. The consent to assignment or subletting herein may be unreasonably withheld if the use is to be anything other than as set out herein. In this event this Lease shall be surrendered by the mortgagee forthwith.

22.

OPTION TO RENEW

Provided that the Lessee has not been in default during the Term, the Lessee upon giving the Commission written notice thereof not less than nine (9) months and not more than one (1) year before the date of expiry of the Term, shall have the option to renew the initial Term for a further term of One (1) year (“Renewal Tern”) on the Commission’s then current Standard Lease Form:

a)

there shall be no additional right of renewal;

the Net Rent payable by the Lessee during the Renewal Term shall be $15.00 per square foot of Rentable Ama of the Leased Premises per year.

23.

RENTAL DEPOSIT

The Lessee hereby delivers with this Lease, a cheque payable to the National Capital Commission in the amount of Fifteen Thousand Two Hundred Thirty Nine Dollars ($15,239.00) to be held without interest for application against Base Rent and Additional Rent due in the first and last months of the Term.

24.

SECURITY DEPOSIT

The Lessee will deliver to the Commission with the Lease a cheque in the amount of Fifteen Thousand Five Hundred Dollars ($15,500.00) to be held by the Commission without interest for the full and faithful performance by the Lessee of all the terms and conditions of the Lease.

25.

OVERHOLDING

lf the Lessee remains in possession of the Leased Premises after the end of the Term and without the execution and delivery of a new lease or a written renewal or extension of this Lease, there is no tacit or other renewal of this Lease, and the Lessee will be considered to be occupying the Leased Premises as a Lessee from month to month at a monthly rental payable in advance on the first day of each month equal to the sum of:

(i)

twice the monthly installment of the fixed Base Rent payable for the last month of the Tern; and

(ii)

one-sixth (1/6) of the amount of Additional Rent and charges payable by the Lessee for the Year immediately preceding the last Lease Year of this Lease;

and otherwise upon the terms and conditions set forth in this Lease, so far as applicable.

ARTICLE IV  GENERAL PROVISIONS

1.

NOTICE

Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by registered mail, facsimile or personal service to the Commission as follows:

National Capital Commission

C\O Minto Properties Limited

1051 Baxter Road

Unit 22-B

Ottawa, Ontario

K2C 3P2

ATTN:

Michael Ring, General Manager

Facsimile:

(613) 782-2424

and to the Lessee’s as follows:

Validian Corporation

Suite #620

30 Metcalfe Street

Ottawa, Ontario

K1P 5L4

ATTN:

Mr. Ron Benn

Such addresses may be changed from time to time by either party serving notices as above provided.

2.

ENUREMENT

In this Lease the words “Commission”, and “Lessee” shall include their respective successors and assigns. No rights however shall ensure to the benefit of an assignee of the Lessee unless the assignment to such assignee has been consented to by the Commission in writing.

3.

NO PARTNERSHIP

It is understood and agreed that neither the provision contained herein nor any acts of the parties hereto will be deemed to create any relationship between the parties hereto other than that of Commission and Lessee.

4.

WAIVER

A)

The waiver by the Commission of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by the Commission shall not be deemed to he a waiver of any preceding breach by the Lessee of any term, covenant or condition of this Lease, other than the failure of the Lessee to pay the particular Rent so accepted, regardless of the Commissions knowledge of such preceding breach at the time of acceptance of such Rent. No covenant, term or condition of this Lease shall be deemed to have been waived by the Commission unless such waiver be in writing by the Commission.

B)

No payment by the Lessee or receipt by the Commission of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque or payment as Rent he or be deemed to be an accord and satisfaction, and the Commission may accept such cheque or payment without prejudice to the Commission’s right to recover the balance of such Rent or pursue any other remedy contained in this Lease. -

5.

PARAMOUNTCY OF FEDERAL AUTHORITY

Notwithstanding anything contained in this Lease relating to any provincial or municipal statute, by-law, regulation or other enactment, the Commission hereby declares that no such reference shall be interpreted or implied as recognition by the Commission that the Province of Ontario, the Region or any municipality, or any other provincial or municipal statute, by-law, regulation or other enactment, has any jurisdiction over the Commission or the Leased Premises, provided, however, that nothing in this Section shall release the Lessee from any provincial or municipal law as it applies to the Lessee.

6.

TIME OF THE ESSENCE

Time is of the essence of this Lease.

7.

SEVERAL LIABILITY

If the Lessee comprises more than one person or entity, the liability of each such person or entity shall be joint and several.

S.

MEMBERS OF HOUSE OF COMMONS NOT TO BENEFIT

As required by the Parliament of Canada Act (Canada), it is an express condition of this Lease that no Member of the House of Commons shall be admitted to any share or part of this Lease or to any benefit arising therefrom.

9.

NO OFFER

No contractual or other rights will exist between the Commission and the Lessee as a result of the negotiation of this Lease until all parties have executed and delivered this Lease, notwithstanding that the Commission may have delivered to the Lessee an unexecuted copy of this Lease. Such delivery will be for examination purposes only and does not and will not create any interest by the Lessee in the Leased Premises, or raise any estoppel against the Commission. Execution of this Lease by the Lessee and its return to the Commission will not create any obligation on the Commission, notwithstanding any time interval until the Commission has in fact executed and delivered this Lease to the Lessee.

10.

ENTIRE AGREEMENT

This Lease and the Appendices attached hereto contain all of the covenants, promises, assurance, agreements. representations, conditions, warranties, statements and understandings (together the “Representations”) between the Commission and the Lessee concerning the Leased Premises and the Building, and there are no Representations, either oral or written, between them other than those set forth in this Lease.

11.

DISPUTES

It is the non-binding intention of the parties that where a dispute arises between the parties in connection with this Lease, the parties shall attempt to resolve the dispute by negotiating in good faith and where possible by retaining an expert in the context of the dispute, provided that failure to do so shall in no way affect the jurisdiction of an arbitrator to arbitrate such a dispute. Notwithstanding the intention of the parties to negotiate, any bona fide dispute or question arising over any of the provisions of this Lease, its interpretation or effects shall be submitted to arbitration and not to any other forum. Any arbitration proceeding initiated in relation to this Lease shall be held in Ottawa, in accordance with the provisions of the Commercial Arbitrations Act (Canada) as it may be amended from time to time, and any legislation in replacement thereof. The arbitrators shall determine the process of the arbitration having due regard to the intention of the Commission and the Lessee that the arbitration be completed as expeditiously as possible in all the circumstances. An award by the sole arbitrator or panel of arbitrators, as the case may be, shall be final and binding upon the parties and shall determine and apportion any costs of the arbitration.

12.

FURTHER ASSURANCES

The Lessee and the Commission covenant to execute such further assurances as may reasonably be required to give effect to any provision of this Lease.

13.

CONFIDENTIALITY

Except as required by law, each of the parties hereto agrees to use reasonable efforts to prevent the disclosure or communication of this Lease and its terms, or of any reports, audits of financial information or any agreements arising out of this Lease to any Person. Notwithstanding the foregoing, the Lessee acknowledges that the Commission is subject to the provisions of the Access to Information Act (Canada) and may therefore be required to release information pertaining to this Lease which is the subject of a formal request under that Act and which is not exempt from disclosure under the provisions of that Act.

14.

SEVERABILITY

Should any provision of this Lease become invalid, void, illegal or not enforceable, it shall be considered separate and severable from this Lease and the remaining provisions shall remain in full force and be binding upon the parties hereto as though such provision had not been included.

15.

AMENDMENT OR MODIFICATIONS

Unless specifically provided to the contrary, no amendment, modification of supplement to this Lease shall be binding unless set out in writing and executed by the parties hereto in the same manner as the execution of this Lease.

16.

EXTENDED MEANINGS

The words “hereof’, “herein”, “hereunder” and similar expressions used in any Section or Subsection of this Lease relate to the whole of this Lease and not to that Section or Subsection on]y, unless otherwise expressly provided. The use of the neuter singular pronoun to refer to the Commission or the Lessee is deemed a proper reference even though the Commission or the Lessee is an individual, a partnership, a corporation or a group of two or more individuals, partnership or corporations, The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Commission or Lessee and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

17.

HEADINGS AND CAPTIONS

The table of contents, Article numbers, Article headings, Sections numbers and Section headings are inserted for convenience of reference only and are not tube considered when interpreting this Lease.

18.

CURRENCY

All Rent and other amounts of money in this Lease are expressed and referred to in Canadian dollars and shall be paid in lawful currency of Canada.

19.

UNAVOIDABLE DELAY

In the event that either the Commission or the Lessee shall be delayed, hindered or prevented from the performance of any covenant hereunder by reason of any Delay not the fault of the party delayed, the performance of such covenant shall be excused for the period during which such performance is rendered impossible, and the time for the performance thereof shall be extended accordingly but this shall not excuse the Lessee from the prompt payment of Rent or any other amount required to be paid by the Lessee under any provision of this Lease.

“Delay” means a delay caused by fire, strike or other casualty or contingency beyond the reasonable control of a party who is, by reason thereof, delayed in the performance of such party’s covenants and obligations under this Lease in circumstances where it is not within the reasonable control of such party to avoid such delay, but does not include any insolvency, lack of funds or other financial cause of delay

ARTICLE V COMMISSION’S COVENANTS

THE COMMISSION COVENANTS:

1.

QUIET ENJOYMENT

Provided the Lessee pays the Rent when due and performs all of its obligations under this Lease, the Lessee shall peacefully possess and enjoy the Leased Premises for the Term without any disturbance or interruption from the Commission or any other person lawfully claimed by, from or under the Commission, except as otherwise provided in this Lease.

IN WITNESS WHEREOF the parties hereto have executed this Lease as of the date first written above.